 EXHIBIT 99.1

NEWS RELEASE

CONTACT: Michael Budnitsky

Chief Financial Officer

818-591-9800

UNICO AMERICAN CORPORATION REPORTS

THIRD QUARTER 2019 FINANCIAL RESULTS

Calabasas, CA, November 14, 2019 - Unico American Corporation (NASDAQ - "UNAM") ("Unico," the "Company"), announced today its consolidated financial results for the three and nine months ended September 30, 2019. For the three months ended September 30, 2019, net income was $212,467 ($0.04 diluted earnings per share) compared to net loss of $661,925 ($0.12 diluted loss per share) for the three months ended September 30, 2018. For the nine months ended September 30, 2019, net loss was $735,284 ($0.14 diluted loss per share) compared to net loss of $2,700,880 ($0.51 diluted loss per share) for the nine months ended September 30, 2018. Book value per share was $10.83 and $10.54 at September 30, 2019, and December 31, 2018, respectively.

Results of Operations

	Three Months Ended September 30
			Increase (Decrease)
	2019	2018	$	%

Direct written premium	$9,444,753	$7,845,390	$1,599,363	20%
Net investment income	$518,111	$487,559	$30,552	6%
Gross commissions and fees	$581,100	$578,485	$2,615	0%
Losses and loss adjustment expenses	$5,137,974	$5,638,620	$(500,646)	(9)%
Policy acquisition costs	$1,194,870	$1,375,222	$(180,352)	(13)%

The increase in direct written premium during the three months ended September 30, 2019, was due primarily to growth in the Company’s Transportation vertical, transacted by wholly owned subsidiaries Crusader Insurance Company (“Crusader”) and Unifax Insurance Systems, Inc. (“Unifax”). That Transportation vertical transacts insurance primarily for long-haul trucking operations that are domiciled in California.

The increase in net investment income during the three months ended September 30, 2019, was due primarily to an increase in the yield on average invested assets.

The increase in gross commissions and fees during the three months ended September 30, 2019, was due primarily to an increase in health insurance program commission income and membership and fee income, offset by decreases in property and casualty insurance policy fee income.

The decrease in losses and loss adjustment expenses during the three months ended September 30, 2019, was due primarily to lower-than-expected claims costs for insured events of current year related to Crusader’s underwriting activities in the Company’s Transportation vertical.

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The decrease in policy acquisition costs during the three months ended September 30, 2019, was due primarily to relatively higher sales in the Company’s Transportation vertical which pays a lower commission rate than the other verticals.

	Nine Months Ended September 30
			Increase (Decrease)
	2019	2018	$	%

Direct written premium	$27,428,336	$24,287,732	$3,140,604	13%
Net investment income	$1,581,494	$1,384,964	$196,530	14%
Gross commissions and fees	$1,656,371	$1,856,592	$(200,221)	(11)%
Losses and loss adjustment expenses	$15,351,368	$18,369,580	$(3,018,212)	(16)%
Policy acquisition costs	$3,571,065	$4,512,203	$(941,138)	(21)%

The increase in direct written premium during the nine months ended September 30, 2019, was due primarily to growth in the Company’s Transportation vertical, transacted by wholly owned subsidiaries Crusader and Unifax.

The increase in net investment income during the nine months ended September 30, 2019, was due primarily to an increase in the yield on average invested assets.

The decrease in gross commissions and fees during the nine months ended September 30, 2019, was due primarily to decreases in property and casualty insurance policy fee income.

The decrease in losses and loss adjustment expenses during the nine months ended September 30, 2019, was due primarily to lower claims costs related to Crusader’s underwriting activities in the Company’s Food, Beverage & Entertainment vertical, associated with a reduction in net earned premium for that vertical during the nine months ended September 30, 2019, and also associated with lower claims frequency and severity in that vertical.

The decrease in policy acquisition costs during the nine months ended September 30, 2019, was due primarily to relatively higher sales in the Company’s Transportation vertical which pays a lower commission rate than the other verticals.

Management Commentary

“We believe that this quarter’s positive results reflect the work that we have invested during the past two years. This quarter’s profits and increase in unrealized gains grew book value to $10.83 per share,” said Cary L. Cheldin, Unico’s President and Chief Executive Officer.

“Despite sizable losses driven by social inflation, appearing in our Apartment & Commercial Buildings vertical as “habitability claims” and in our Food, Beverage & Entertainment vertical as “assault & battery claims,” our underwriting results appear to be moving in the right direction.  Our direct written premium grew over the same period last year and our high quality investment portfolio produced higher income.  Our Board and management team meet frequently, they work to improve the Company’s results and they remain intensely focused on increasing value for Unico’s shareholders, on a sustainable basis.”

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Definitions and Non-GAAP Financial Measures

Written premium is a non-GAAP financial measure that is defined, under the statutory accounting practices prescribed or permitted by the California Department of Insurance, as the contractually determined amount charged by the insurance company to the policyholder for the effective period of the contract based on the expectation of risk, policy benefits, and expenses associated with the coverage provided by the terms of the policies. Written premium is a required statutory measure. Written premium is defined under U.S. generally accepted accounting principles (“GAAP”) in Accounting Standards Codification Topic 405, “Liabilities,” as “premiums on all policies an entity has issued in a period.” Earned premium, the most directly comparable GAAP measure to written premium, represents the portion of written premium that is recognized as income in the financial statements for the period presented and earned on a pro-rata basis over the terms of the policies. Written premium is intended to reflect production levels and is meant as supplemental information and not intended to replace earned premium. Such information should be read in conjunction with the GAAP financial results.

The following is a reconciliation of direct written premium (before premium ceded to reinsurers) to net earned premium (after premium ceded to reinsurers):

	Three Months Ended September 30		Nine Months Ended September 30
	2019	2018	2019	2018

Direct written premium	$9,444,753	$7,845,390	$27,428,336	$24,287,732
Less: written premium ceded to reinsurers	(1,788,682)	(1,586,784)	(5,205,210)	(5,029,226)
Net written premium	7,656,071	6,258,606	22,223,126	19,258,506
Change in direct unearned premium	(660,216)	666,183	(2,422,025)	2,610,489
Change in ceded unearned premium	(17,157)	(345)	(40,140)	100,021
Net earned premium	$6,978,698	$6,924,444	$19,760,961	$21,969,016

About Unico

Headquartered in Calabasas, California, Unico is an insurance holding company whose subsidiaries underwrite and market property and casualty insurance, and transact health insurance, insurance premium financing and membership association services. Since 1985, the majority of Unico’s financial activity has been related to the operations of its Crusader Insurance Company subsidiary. For more information concerning Crusader Insurance Company, please visit the Crusader’s Web site at www.crusaderinsurance.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended (or “the Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (or “the Exchange Act”). In this context, forward-looking statements are not historical facts and include statements about the Company’s plans, objectives, beliefs and expectations. Forward-looking statements include statements preceded by, followed by, or that include the words “believes,” “expects,” “anticipates,” “seeks,” “plans,” “estimates,” “intends,” “projects,” “targets,” “should,” “could,” “may,” “will,” “can,” “can have,” “likely,” the negatives thereof or similar words and expressions.

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Forward-looking statements are only predictions and are not guarantees of future performance. These statements are based on current expectations and assumptions involving judgments about, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the Company’s control. These predictions are also affected by known and unknown risks, uncertainties and other factors that may cause the Company’s actual results to be materially different from those expressed or implied by any forward-looking statement. Many of these factors are beyond the Company’s ability to control or predict. The Company’s actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors. Such factors include, but are not limited to, failure to meet minimum capital and surplus requirements; vulnerability to significant catastrophic property loss; a change in accounting standards issued by the Financial Accounting Standards Board; ability to adjust claims accurately; insufficiency of loss and loss adjustment expense reserves to cover future losses; changes in federal or state tax laws; ability to realize deferred tax assets; ability to accurately underwrite risks and charge adequate premium; ability to obtain reinsurance or collect from reinsurers and or losses in excess of reinsurance limits; extensive regulation and legislative changes; reliance on subsidiaries to satisfy obligations; downgrade in financial strength rating by A.M. Best; changes in interest rates; investments subject to credit, prepayment and other risks; geographic concentration; reliance on independent insurance agents and brokers; insufficient reserve for doubtful accounts; litigation; enforceability of exclusions and limitations in policies; reliance on information technology systems; ability to prevent or detect acts of fraud with disclosure controls and procedures; change in general economic conditions; dependence on key personnel; ability to attract, develop and retain employees and maintain appropriate staffing levels; insolvency, financial difficulties, or default in performance of obligations by parties with significant contracts or relationships; ability to effectively compete; maximization of long-term value and no focus on short-term earnings expectations; control by a small number of shareholders; failure to maintain effective system of internal controls; and difficulty in effecting a change of control or sale of any subsidiaries.

Please see Part I - Item 1A – “Risk Factors” in the Company’s 2018 Annual Report on Form 10-K as filed with the U.S. Securities and Exchange Commission (“SEC”), as well as other documents the Company files or furnishes with the SEC from time-to-time, for other important risks and uncertainties that could cause the Company’s actual results to differ materially from its current expectations and from the forward-looking statements discussed herein. Because of these and other risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. In addition, these statements speak only as of the date of this press release and, except as may be required by law, the Company undertakes no obligation to revise or update publicly any forward-looking statements, whether as a result of changed circumstances, new information, future events or otherwise, for any reason.

Financial Tables Follow –

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UNICO AMERICAN CORPORATION

AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

($ in thousands)

	September 30	December 31
	2019	2018
	(Unaudited)
ASSETS
Investments
Available-for-sale:
Fixed maturities, at fair value (amortized cost: September 30, 2019 $80,600; December 31, 2018 $78,303)	$82,118	$76,910
Held-to-maturity:
Fixed maturities, at amortized cost (fair value: September 30, 2019 $2,292; December 31, 2018 $7,126)	2,292	7,126
Short-term investments, at fair value	200	4,691
Total Investments	84,610	88,727
Cash and cash equivalents	7,528	4,918
Accrued investment income	526	394
Receivables, net	4,398	3,933
Reinsurance recoverable:
Paid losses and loss adjustment expenses	1,347	(1)
Unpaid losses and loss adjustment expenses	13,800	9,532
Deferred policy acquisition costs	3,799	3,490
Property and equipment, net	10,035	9,692
Deferred income taxes	3,875	4,375
Other assets	292	557
Total Assets	$130,210	$125,617

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
Unpaid losses and loss adjustment expenses	$51,656	$51,657
Unearned premiums	18,387	15,965
Advance premium and premium deposits	411	234
Accrued expenses and other liabilities	2,279	1,845
Total Liabilities	72,733	69,701

Commitments and contingencies

STOCKHOLDERS' EQUITY
Common stock, no par – authorized 10,000,000 shares; 5,306,747 and 5,307,103 shares issued and outstanding at September 30, 2019, and December 31, 2018, respectively	3,773	3,773
Accumulated other comprehensive income (loss)	1,199	(1,100)
Retained earnings	52,505	53,243
Total Stockholders’ Equity	57,477	55,916

Total Liabilities and Stockholders' Equity	$130,210	$125,617

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UNICO AMERICAN CORPORATION

AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED)

($ in thousands, except per share)

	Three Months Ended		Nine Months Ended
	September 30		September 30
	2019	2018	2019	2018
REVENUES
Insurance company operation:
Net earned premium	$6,978	$6,924	$19,761	$21,969
Investment income	518	488	1,581	1,385
Net realized investment losses	—	—	(13)	—
Other income	115	126	23	294
Total Insurance Company Operation	7,611	7,538	21,352	23,648

Other insurance operations:
Gross commissions and fees	581	578	1,656	1,856
Finance charges and fees earned	67	45	170	97
Other income	—	—	11	10
Total Revenues	8,259	8,161	23,189	25,611

EXPENSES
Losses and loss adjustment expenses	5,138	5,639	15,351	18,370
Policy acquisition costs	1,195	1,375	3,571	4,512
Salaries and employee benefits	1,021	1,143	3,062	3,557
Commissions to agents/brokers	41	43	132	125
Other operating expenses	533	773	1,897	2,384
Total Expenses	7,928	8,973	24,013	28,948

Income (loss) before taxes	331	(812)	(824)	(3,337)
Income tax expense (benefit)	119	(150)	(88)	(636)
Net Income (Loss)	$212	$(662)	$(736)	$(2,701)

PER SHARE DATA:
Basic
Earnings (loss) per share	$0.04	$(0.12)	$(0.14)	$(0.51)
Weighted average shares	5,306,747	5,307,113	5,306,929	5,307,126
Diluted
Earnings (loss) per share	$0.04	$(0.12)	$(0.14)	$(0.51)
Weighted average shares	5,306,747	5,307,113	5,306,929	5,307,126

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UNICO AMERICAN CORPORATION

AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

($ in thousands)

	Nine Months Ended
	September 30
	2019	2018
Cash flows from operating activities:
Net Loss	$(736)	$(2,701)
Adjustments to reconcile net loss to net cash from operations:
Depreciation and amortization	403	417
Bond amortization, net	24	161
Bad debt expense	(21)	—
Net realized investment losses	13	—
Changes in assets and liabilities:
Net receivables and accrued investment income	(576)	1,875
Reinsurance recoverable	(5,616)	77
Deferred policy acquisitions costs	(309)	559
Other assets	265	53
Unpaid losses and loss adjustment expenses	(1)	163
Unearned premium	2,422	(2,610)
Advance premium and premium deposits	177	159
Accrued expenses and other liabilities	434	(368)
Deferred income taxes	(112)	(648)
Net Cash Used by Operating Activities	(3,633)	(2,863)

Cash flows from investing activities:
Purchase of fixed maturity investments	(8,287)	(21,034)
Proceeds from maturity of fixed maturity investments	7,314	16,121
Proceeds from sale or call of fixed maturity investments	3,473	1,270
Net decrease in short-term investments	4,491	1,648
Additions to property and equipment	(746)	(96)
Net Cash Provided (Used) by Investing Activities	6,245	(2,091)

Cash flows from financing activities:
Repurchase of common stock	(2)	—
Net Cash Used by Financing Activities	(2)	—

Net increase (decrease) in cash and cash equivalents	2,610	(4,954)
Cash and cash equivalents at beginning of period	4,918	9,367
Cash and Cash Equivalents at End of Period	$7,528	$4,413

Supplemental Cash Flow Information
Cash paid during the period for:
Interest	—	—
Income taxes	$9	$9

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